Exhibit r(iii)

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS (“Thrivent”), a Wisconsin fraternal benefit society, the Depositor of:

— Thrivent Variable Annuity Account I (File No. 333-89488);

— Thrivent Variable Annuity Account II (File No. 333-71853);

— Thrivent Variable Annuity Account A (File No. 033-82054);

— Thrivent Variable Annuity Account B (File No. 333-76154);

— Thrivent Variable Life Account I (File No. 333-148578 — [Series 2008]),

     (File No. 333-103454 – [Series 2003]), (File No. 333-31011 — [Series 1997]);

— Thrivent Variable Insurance Account A (File No. 333-76152); and

— any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, David S. Royal, James M. Odland, Cynthia K. Mueller, Heather J. Thenell, John L. Sullivan and Rebecca A. Paulzine and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and re-substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of Thrivent any and all documents to be filed to a registration statement or registration statements pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by Thrivent with the United States Securities and Exchange Commission (“the Commission”), Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 2nd day of February, 2010.

/S/ BONNIE E. RAQUET
Bonnie E. Raquet Director

Exhibit r(iii)

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS (“Thrivent”), a Wisconsin fraternal benefit society, the Depositor of:

— Thrivent Variable Annuity Account I (File No. 333-89488);

— Thrivent Variable Annuity Account II (File No. 333-71853);

— Thrivent Variable Annuity Account A (File No. 033-82054);

— Thrivent Variable Annuity Account B (File No. 333-76154);

— Thrivent Variable Life Account I (File No. 333-148578 — [Series 2008]),

     (File No. 333-103454 – [Series 2003]), (File No. 333-31011 — [Series 1997]);

— Thrivent Variable Insurance Account A (File No. 333-76152); and

— any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, David S. Royal, James M. Odland, Cynthia K. Mueller, Heather J. Thenell, John L. Sullivan and Rebecca A. Paulzine and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and re-substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of Thrivent any and all documents to be filed to a registration statement or registration statements pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by Thrivent with the United States Securities and Exchange Commission (“the Commission”), Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February, 2010.

/s/    BRADFORD L. HEWITT

Bradford L. Hewitt
Director